UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 27, 2025

WERNER ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nebraska			0-14690	47-0648386
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

14507 Frontier Road
Post Office Box 45308
Omaha	,	Nebraska		68145-0308
(Address of principal executive offices)				(Zip Code)
(402) 895-6640
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR40.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WERN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.    OTHER EVENTS

On June 27, 2025, the Texas Supreme Court ruled in Werner Enterprises, Inc.'s (the "Company") favor in reversing and dismissing the landmark $90 million jury verdict from 2018, stemming from a 2014 truck accident in Texas. A copy of the press release announcing this ruling is attached hereto as Exhibit 99.1.

Under the Company’s insurance policies in effect on the date of this accident, the Company’s maximum liability for this accident was $10.0 million (plus pre-judgment and post-judgment interest) with premium-based coverage that exceeded the jury verdict amount. As a result of the June 27, 2025 verdict, the Company will reverse a $45.7 million liability (including interest) in its financial statements during the second quarter 2025. The Company will also reverse a $79.2 million receivable from its third-party insurance providers and corresponding claims liability for the same amount on its consolidated balance sheet, as the Company was the primary obligor of the 2018 verdict under the terms of the Company’s insurance policies.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

    (d)    Exhibits.

99.1	Press release issued by the Company on June 27, 2025, "Texas Supreme Court Reverses $90 Million Judgment Against Werner Enterprises"

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
The information contained in this Form 8-K, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section 18, nor shall such information and exhibit deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), unless the registrant expressly states that such information and exhibit are to be considered “filed” under the Exchange Act or incorporates such information and exhibit by specific reference in an Exchange Act or Securities Act filing.

Forward-Looking Statements

This Current Report on Form 8-K, including the press release furnished as Exhibit 99.1 hereto, may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements are based on information presently available to the registrant’s management and are current only as of the date made. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the registrant’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequently filed Quarterly Reports on Form 10-Q. For those reasons, undue reliance should not be placed on any forward-looking statement. The registrant assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted or as may be required by applicable securities law. Any such updates or revisions may be made by filing reports with the U.S. Securities and Exchange Commission, through the issuance of press releases or by other methods of public disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WERNER ENTERPRISES, INC.

Date: June 27, 2025	By:	/s/ Christopher D. Wikoff
Christopher D. Wikoff
Executive Vice President, Treasurer and Chief Financial Officer

Date: June 27, 2025	By:	/s/ James L. Johnson
James L. Johnson
Executive Vice President and Chief Accounting Officer